EXHIBIT 1



                  INFORMATION CONCERNING REPORTING PERSONS AND
                     THEIR EXECUTIVE OFFICERS AND DIRECTORS

Except as otherwise indicated below, all persons named in this Exhibit 1 are French citizens or entities organized under the laws of France.

1.       MR. VINCENT BOLLORE
         Principal Business Address:
         Tour Bollore
         31/32 quai de Dion Bouton,
         92800 Puteaux, France.

         Principal Occupation:  President of the Bollore Group.

2.       BOLLORE MEDIAS INVESTISSEMENTS (BMI)

         BMI is ultimately controlled by Mr. Vincent Bollore.

         Principal Business Address:
         Tour Bollore
         31/32 quai de Dion Bouton
         92800 Puteaux, France

         Principal Business:  Holding and acquisition of interests in companies.

         Chief Executive Officer:  Mr. Marc Bebon.

3.       BOLLORE INVESTISSEMENT (BI)

         BI is ultimately controlled by Mr. Vincent Bollore.

         Principal Business Address:
         Tour Bollore
         31/32 quai de Dion Bouton
         92800 Puteaux, France

         Principal Business:  Holding and acquisition of interests in companies.

         Directors and Executive Officers of Bollore Investissement:

               Chairman:  Mr. Vincent Bollore

               Chief Executive Officer:  Mr. Cedric de Bailliencourt.

               Vice Chairman: Comte Edouard de Ribes

                      Principal Business Address:
                      Tour Bollore
                      31/32 quai de Dion Bouton
                      92800 Puteaux, France

                      Principal Occupation: Vice President of Bollore
                                            Investissement

                      Ordinary Shares beneficially owned:  12,000

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         Vice Chairman:  Mr. Antoine Bernheim*

                              Principal Business Address:
                              121 boulevard Haussmann
                              75008 Paris, France

                              Principal Occupation:  President and Director of
                                                     Assicurazioni Generali
                                                     S.p.A.

         Directors:      AGF Holding*

                              Principal Business Address:
                              87 rue de Richelieu
                              75002 Paris, France

                         Principal Business:  Holding and acquisition of
                                              interests in companies, notably
                                              in the insurance business.

                         Bollore Participations

                              Principal Business Address:
                              Odet
                              29500 Ergue Gaberic, France

                              Principal Business:  Holding and acquisition of
                                                   interests in companies.

                         Mr. Jean-Louis Bouquet

                              Principal Business Address:
                              Tour Bollore
                              31/32 quai de Dion Bouton
                              92800 Puteaux, France

                              Principal Occupation:  Chairman of the Board of
                                                     Batscap.

                              Ordinary Shares beneficially owned:  250

                         Financiere V

                              Principal Business Address:
                              Odet
                              29500 Ergue Gaberic, France

                              Principal Business:  Holding and acquisition of
                                                   interests in companies.

                         Groupama SA*

                              Principal Business Address:
                              8/10 rue d'Astorg
                              75413 Paris 08, France

                              Principal Business:  Insurance.

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                         Mr. Denis Kessler*

                              Principal Business Address:
                              1 avenue du General de Gaulle
                              92074 La Defense cedex, France

                              Principal Occupation:  Chairman and Chief
                                                     Executive Officer of SCOR.

                              Ordinary Shares beneficially owned:  1,000

                         Mr. Michel Renault*

                              Principal Business Address:
                              88 rue de Tocqueville
                              75017 Paris, France

                              Principal Occupation:  Directors of companies.

                         Mr. Jean-Paul Parayre*

                              Principal Business Address:
                              130 rue deSilly
                              92100 Boulogne, France

                              Principal Occupation:  President of the
                                                     Supervisory Board of
                                                     Vallourec.

                         Mr. Olivier Roussel*

                              Principal Business Address:
                              17 rue du Colisee
                              75008 Paris, France

                              Principal Occupation:  President of ACOR SAS.

                  * Independent director or independent company

4.       FINANCIERE DU LOCH (FDL)

         Principal Business Address:
         Tour Bollore
         31/32 quai de Dion Bouton
         92800 Puteaux, France

         Principal Business:  Holding and acquisition of interests in companies.

(a) The General Partners of FdL, each of which is ultimately controlled by Mr. Vincent Bollore, are set forth below:

         (i)  Societe Industrielle et Financiere de L'Artois
              Principal Business Address:
              Tour Bollore
              31/32 quai de Dion Bouton
              92800 Puteaux, France

              Principal Business:  Holding and acquisition of interests in companies.

              Number of Ordinary Shares owned of record: 0.

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              Directors and Executive Officers:

                o  Chairman and Chief Executive Officer:  Mr. Michel Roqueplo.
                o  Honorary President:  Comte Edouard de Ribes.
                o Directors: Comte Edouard de Ribes, Mr Hubert Fabri (Belgian), Mr Jean-Philippe Hottinger (French/Swiss),
                   Mr Edmond Marchegay, Mr. Michel Roqueplo, Mr. Christophe Von Malaise (German), Mr. Olivier Roussel, Bollore Participations, Compagnie du Cambodge, Societe Bordelaise Africaine and PF Representation (a British company).

        (ii) Compagnie du Cambodge
             Principal Business Address:
             Tour Bollore
             31/32 quai de Dion Bouton
             92800 Puteaux, France

             Principal Business:  Holding and acquisition of interests in companies.

             Number of Ordinary Shares owned of record:  0.

             Directors and Executive Officers:

                o  Chairman of the Management Board: Mr. Jean-Louis Bouquet.
                o Members of the Management Board: Mr. Jean-Louis Bouquet and Mr. Marc Bebon.
                o  Chairman of the Supervisory Board: Comte Edouard de Ribes.
                o Vice Chairman of the Supervisory Board: Mr. Hubert Fabri (Belgian).
                o Members of the Supervisory Board: Comte Edouard de Ribes, Mr. Hubert Fabri (Belgian), Mr. Daniel-Louis Deleau (Belgian), Bollore Participations, Plantations des Terres Rouges (a Luxembourg company).

       (iii) Bollore S.A.
             Principal Business Address:
             Odet
             29500 Ergue Gaberic, France

             Principal Business: Mainly involved in industrial activities (plastic films, capacitors) and also specialized in the holding and acquisition of interests in companies.

             Number of Ordinary Shares owned of record:  0.

             Directors and Executive Officers:

                o  Chairman and Chief Executive Officer: Mr. Vincent Bollore.

                o  Directors: Mr. Vincent Bollore, Comte Edouard de Ribes,
                   Mr. Hubert Fabri (Belgian), Mr. Giffard Philippe,
                   Mr. Antoine Bernheim, Mr. Georges Pebereau, Mr. Olivier Roussel, Mr. Michel Roussin, AGF VIE, Bollore Participations, Financiere de l'Odet and Financiere V.

(b)      Managing Director of FdL:  Mr. Cedric de Bailliencourt

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5.       MR. MARC BEBON
         Principal Business Address:
         Tour Bollore
         31/32 quai de Dion Bouton,
         92800 Puteaux, France.

         Principal Occupation:  Treasurer Manager of the Bollore Group.


6.       MR. CEDRIC DE BAILLIENCOURT
         Principal Business Address:
         Tour Bollore
         31/32 quai de Dion Bouton,
         92800 Puteaux, France.

         Principal Occupation:  Shareholdings and Financial Communication
                                Manager of Bollore Group and Chief Executive
                                Officer of Bollore Investissement and
                                Financiere de l'Odet.

7.       MR. THIERRY MARRAUD
         Principal Business Address:
         Tour Bollore
         31/32 quai de Dion Bouton,
         92800 Puteaux, France.

         Principal Occupation:  Finance Director of the Bollore Group.